Related Party Transactions	12 Months Ended
Oct. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
Included in other noncurrent liabilities as of October 31, 2012 are related party loans totaling $86,177, payable to one of the AOS founders and a trust for which the founder is the co-trustee. During fiscal year 2013, the principal and interest on the related party loans were repaid in full. Interest on the two related party loans accrued at 6% per annum for one of the loans and at a rate equal to the prime rate plus 4% per annum for the other loan.
Interest expense associated with the related party loans for the years ended October 31, 2013, 2012 and 2011 totaled $4,157, $9,602 and $26,841, respectively. Accrued interest payable associated with the related party loans as of October 31, 2012 was $49,925.